UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2009

Item 1: Report to Shareholders

Tax-Efficient Equity Fund	August 31, 2009

(Formerly the Tax-Efficient Multi-Cap Growth Fund)

The views and opinions in this report were current as of August 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

In a welcome reversal of 2008’s economic and stock market collapse, U.S. equities rallied sharply over the six months ended August 31, 2009, as increasing signs of economic stabilization buoyed businesses, investors, and consumers. Aggressive monetary and fiscal action helped to avert an even greater crisis, and capital markets normalized. Companies in search of stronger balance sheets were once again able to issue equity and did so in droves, with particularly strong issuance among financial firms.

It is likely that the recession has ended and that a recovery is under way, although the pace and duration of the recovery are unknowable. One of the key strengths of our investment process is that we do not attempt to forecast the economy. Rather, our goal is to own shares of companies with attractive long-term prospects and strategic advantages. Additionally, the past six months have demonstrated why we try to maintain a fully invested portfolio: In early March, it would have been preposterous to predict that major equity markets would advance more than 40% by August 31. Yet that is precisely what happened.

The Tax-Efficient Equity Fund posted strong gains over the past six months, outperforming the Russell 3000 Growth Index but modestly trailing the Lipper Multi-Cap Growth Funds Index. Please note that we have added the Russell 3000 Growth Index as our primary benchmark and received a new Lipper category as the Lipper Multi-Cap Growth Funds Index replaced the Lipper Mid-Cap Growth Funds Index. We believe the new benchmarks provide a more appropriate comparison to the fund’s broadly diversified stock portfolio.

We would like to welcome our new shareholders, including those from the recently merged T. Rowe Price Tax-Efficient Growth Fund, and thank our long-term shareholders for their continued support. Although the name of the fund has changed, our disciplined investment approach remains the same: The Tax-Efficient Equity Fund seeks to buy and hold attractively valued, high-quality growth companies with good business models, strong management, and favorable long-term prospects.

OUR INVESTMENT PHILOSOPHY

Before we discuss the management and performance of the fund over the past six months, we would like to revisit a few of the basic principles that guide our approach to tax-efficient equity investing. The fund’s overall investment philosophy remains consistent regardless of the prevailing market conditions. Rather than attempt to time the market’s short-term relative performance cycles, our long-term investment approach seeks to invest in high-quality businesses selling at attractive valuations. Although relative performance can be bumpy at times, we believe that this steady approach never goes out of style and can add value over longer time periods. Through a full capital market cycle, our goal is to generate performance that will be competitive on a pretax basis and superior on an after-tax basis.

• The fund invests in a range of mid- and large-cap companies that have strong growth prospects and are market leaders within their niches.

• In order to minimize taxable capital gain distributions in search of the best after-tax returns, we plan to own our companies for the long haul, focusing on those with strong, sustainable market positions and high returns on capital. Several studies have shown that there is often substantial difference between pretax and after-tax returns over longer periods of time.

• We prefer to let our winners run. As a result, we try not to realize capital gains unless a company’s long-term outlook has deteriorated materially. As appropriate, we will sell investments that have declined and accumulate tax losses that can be used to offset future gains that would otherwise be taxable.

• We typically maintain a low cash position and stay almost fully invested because we believe successful market timing is virtually impossible. Attempts to sell at the peak and buy at the bottom require an investor to make the right timing decision twice—a difficult task in any environment, but particularly so in today’s volatile marketplace.

• Although we may make new purchases opportunistically, we will not trade opportunistically or rotate from one sector to another in an attempt to capture short-term outperformance.

• We purchase stocks that meet our criteria, knowing that time and patience may be required for some of these investments to bear fruit. As a result, the fund’s short-term performance will frequently deviate, both positively and negatively, from that of competing funds that are focused on pretax returns.

FUND CHARACTERISTICS

The portfolio characteristics of the Tax-Efficient Equity Fund are roughly comparable to those of the Russell 3000 Growth Index. For example, the fund’s return on equity (ROE) is similar to that of the index. A high, sustainable ROE tends to show how well a company uses investment dollars to generate earnings growth and is one of the most important characteristics we consider when researching potential investments and reviewing current holdings. We strive to maintain a portfolio of quality companies with strong profitability that generally keeps pace with the broad market when stocks are rising and fares better than the market during more difficult periods. Although the portfolio is structured such that it is generally consistent with growth indices, it tends to be more conservative given our goal of minimizing the capital erosion that can result from market downturns. That said, the fund’s 13.4% historical five-year earnings growth rate exceeds that of the index as does the fund’s projected long-term earnings growth.

The Portfolio Characteristics table also shows that the investment-weighted median market capitalization of the fund is lower than the index, reflecting the fund’s greater exposure to mid-cap companies. The fund was well diversified, holding shares in approximately 340 companies. We will eliminate holdings in companies that falter and reinvest the proceeds into companies that we believe possess more attractive long-term prospects.

MARKET ENVIRONMENT

Signs of gradual economic stabilization began to appear during our reporting period and contributed to strong returns among U.S. stocks across every sector in the benchmark Russell 3000 Growth Index. Early signs of economic recovery and better-than-expected operating results provided a boost to financial stocks, which had been in the eye of the economic storm throughout much of the recent downturn. The information technology, consumer discretionary, and industrials and business services sectors also benefited from improving business and consumer sentiment and posted double-digit gains. Telecommunication services, consumer staples, and health care posted smaller gains as investors appeared to favor the market’s more cyclical sectors and stocks.

One of the major factors driving the robust returns of the last six months is the fact that companies are exceeding their earnings expectations. Following a prolonged and painful period of generating worse-than-expected earnings, many companies have reported positive surprises over the last two quarters. However, we are concerned that cost reductions rather than revenue growth have been behind many of these upside surprises. Ultimately, we believe that revenue growth is essential for a sustainable recovery.

While equity returns over the past six months have certainly been terrific, we believe some context is useful. As the economy stepped back from the abyss and the most severe financial distress was largely alleviated, the market’s more volatile and speculative companies have had the strongest relative performance. However, such speculative stocks are not a focus of our fund, and a capital market environment in which they thrive can be a headwind for the fund’s relative performance.

For the five-year period, the recent stock market rally has helped to lift equity returns back into positive territory. Once again, mid-caps outperformed other market-cap ranges. The Russell Midcap Index annualized five-year return of 3.40% compared favorably with the 2.21% gain for the small-cap Russell 2000 Index and the 0.94% return for the Russell 1000 Index of large-cap stocks. Growth stocks modestly outperformed value stocks over the period, closing a long-term performance gap after several years of outperformance in value shares.

PERFORMANCE REVIEW

Our information technology holdings performed well. Broadcom is among the largest digital semiconductor companies in the world, with major segments including enterprise networking, mobile and wireless communications, and broadband communications. Broadcom shares surged from depressed valuations as the company reported solid earnings growth, and it remains one of the best names in the sector. Global information technology services firm Cognizant Technology Solutions reported good results, and management raised its expectations for the remainder of the year, suggesting that positive momentum could continue for one of the segment’s leading companies. Global software giant Microsoft, computer and information services company IBM, and leading Internet search engine Google are among our other technology holdings that have posted good returns and have attractive long-term prospects. Cisco Systems is another representative holding. Although near-term sales and revenues are down, the company remains a market leader, with management implementing effective cost controls to ride out the short-term, cyclical downturn. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

The fund’s energy sector holdings also boosted returns. Energy equipment and service company Cameron International was among the fund’s better performers as its earnings exceeded expectations. The firm should continue to do well due to a healthy balance sheet and solid subsea business. Slack global construction demand early in the period hampered shares of Freeport-McMoRan Copper & Gold, the world’s largest publicly traded copper mining company. However, the company should benefit from long-term, systemic demand growth and ever-tightening supply as the global economy picks up steam.

Holdings in the consumer discretionary sector advanced strongly as the pace of the economic downturn slowed and investors focused on expectations of rising consumer spending. Specialty retailer TJX was one of the fund’s top contributors for the period. The parent company of TJ Maxx and Marshalls is a good example of the type of company we favor in the consumer sector: TJX provides a good product at a good value, preserving its relevance even in tough economic times. Although long-term holding Tiffany suffered through a challenging retail environment in the wake of the recent economic turmoil, its products remain distinctive and its brand is among the world’s best. The firm’s beaten-down shares rebounded sharply as the economy stabilized and expectations for an eventual rebound in consumer spending took hold.

Although the industrials and business services sector was hit hard by the global economic downturn, we have positions in some high-quality companies operating in segments that should benefit from an economic recovery. Joy Global is one of the world’s leading mining equipment manufacturers and should get a boost from an improving global economy. Precision Castparts is a worldwide manufacturer of complex metal components and products, providing high-quality castings, forgings, and fasteners primarily for aerospace and industrial gas turbine applications. Management performed well during the economic downturn even as the stock price fell, taking steps to conserve cash and making strategic acquisitions when conditions were ripe. We believe the company will do well as global industrial production increases.

The fund is broadly diversified across the health care sector. Among pharmaceutical companies, Johnson & Johnson is one of the largest health care companies in the world and participates in better-than-average industries with steady demand, solid growth, and strong brand presence. Over the longer term, J&J is attractive due to its improving fundamentals and business mix, the breadth of its product pipeline opportunities, and potential for sustainable, predictable cash flow. In the biotechnology industry, we attempt to stay well diversified to reduce unnecessary risk. Strong relative performers include innovative, well-run firms such as Amgen and Gilead Sciences.

In the consumer staples sector, we are focused on companies that provide excellent long-term growth potential and attractive valuations. Shares in the world’s biggest retailer, Wal-Mart, fell as investors were concerned with weak consumer spending and a dismal retail environment. However, Wal-Mart remains the dominant player in its segment and, with its “Project Impact,” plans to significantly upgrade its products and stores to put even more pressure on its competition. Shares of Procter & Gamble struggled as revenues, earnings, and profitability weakened in response to slower consumer spending. However, we believe P&G is positioned well for the long term despite these near-term challenges.

OUTLOOK

Over the last six months, the global financial system has improved and capital markets are functioning more efficiently. Companies can once again raise capital by issuing debt and equity securities, and much of the stress has receded. However, the fiscal and monetary policies that were necessary to stem the recessionary tide have also established the preconditions for a challenging inflationary environment in the future. As the economy returns to growth, policymakers will have to choose their course very carefully to manage inflation without squelching a recovery.

To date, aggressive government action has been instrumental in preventing a serious problem from spiraling into catastrophe. While there is clearly room to debate the pros and cons of each program, they have been beneficial on the whole. However, a pragmatist realizes that there is no free lunch. Higher taxes and increased government regulation are near certainties. The maintenance of extremely low interest rates is unsustainable over the long term. Moreover, policymakers have very little margin for error as they try to unwind these extraordinary measures while minimizing the negative economic impact that may result. New speculative bubbles could form as interest rates remain low, or growth could stagnate if restrictive policies are imposed. These uncertainties support our focus on financially sound, market-leading companies, which have the best chance to weather short-term economic turmoil.

Our long-term investment approach emphasizes—and, we believe rewards—patience. We retain our belief in the long-term viability of the global economy and the dynamic growth companies that form the bedrock of that economy. Our emphasis on in-house research and our disciplined investment approach are designed to identify, buy, and hold attractively valued, high-quality growth companies. With good business models, talented management, and favorable long-term prospects, we believe these investments will continue to help the fund generate attractive after-tax returns for our shareholders.

As always, we thank you for investing with T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Chairman of the fund’s Investment Advisory Committee

September 17, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Technology stocks are particularly volatile and subject to greater price swings, both up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

GLOSSARY

Earnings growth rate: Measures the annualized percent change in earnings per share for a given time period.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Historical growth five years (least squares): Least squares growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Investment-weighted median market capitalization: The investment-weighted midpoint market capitalization (shares outstanding x current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Lipper indices: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30x.

Projected long-term growth (IBES): Long-term projected earnings per share growth rate based on IBES estimates.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity (i.e., the company’s book value), ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Index: Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index: Measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index: Measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell 3000 Growth Index: Measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index: Measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index: Tracks the stocks of 500 primarily large U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 8/31/09‡	Year Ended 2/28/09‡	2/29/08‡	2/28/07‡	2/28/06‡	2/28/05‡
NET ASSET VALUE						
Beginning of period	$ 7.01	$ 12.53	$ 12.52	$ 11.81	$ 10.43	$ 9.88
Investment activities						
Net investment loss	(0.01)[(1)]	(0.03)[(1)]	(0.05)[(1)]	(0.06)[(1)]	(0.06)[(1)]	(0.07)[(1)]
Net realized and unrealized gain (loss)	2.95	(5.49)	0.06[(2)]	0.77	1.44	0.62
Total from investment activities	2.94	(5.52)	0.01	0.71	1.38	0.55
NET ASSET VALUE						
End of period	**$ 9.95**	**$ 7.01**	**$ 12.53**	**$ 12.52**	**$ 11.81**	**$ 10.43**
Ratios/Supplemental Data						
Total return[(3)]	**41.94%**[(1)]	**(44.05)%**[(1)]	**0.08%**[(1)]	**6.01%**[(1)]	**13.23%**[(1)]	**5.57%**[(1)]
Ratio of total expenses to average net assets	1.25%[(1)(4)]	1.25%[(1)]	1.25%[(1)]	1.25%[(1)]	1.25%[(1)]	1.25%[(1)]
Ratio of net investment loss to average net assets	(0.18)%[(1)(4)]	(0.29)%[(1)]	(0.38)%[(1)]	(0.52)%[(1)]	(0.52)%[(1)]	(0.75)%[(1)]
Portfolio turnover rate	21.0%	35.5%	21.3%	16.7%	19.6%	7.8%
Net assets, end of period (in thousands)	$ 66,439	$ 22,309	$ 39,992	$ 37,146	$ 35,618	$ 31,246

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 6/30/10.

(2) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.4%		
CONSUMER DISCRETIONARY 12.9%		
Diversified Consumer Services 1.6%		
Apollo Group, Class A (1)	5,650	366
DeVry	9,000	460
ITT Educational Services (1)	1,100	116
New Oriental Education & Technology, ADR (1)	1,100	78
Strayer Education	300	63
		1,083
Hotels, Restaurants & Leisure 3.4%		
Chipotle Mexican Grill, Class B (1)	1,200	89
Choice Hotels International	2,500	74
Ctrip Com International, ADR (1)	1,400	68
International Game Technology	10,500	220
Marriott, Class A	10,576	253
McDonald's	7,000	394
Panera Bread, Class A (1)	2,400	125
Starbucks (1)	16,000	304
Starwood Hotels & Resorts Worldwide	2,000	59
Tim Hortons	3,000	85
WMS Industries (1)	2,000	85
Wynn Resorts (1)(2)	4,000	216
Yum! Brands	9,000	308
		2,280
Household Durables 0.0%		
Toll Brothers (1)	1,000	23
		23
Internet & Catalog Retail 1.0%		
Amazon.com (1)	3,000	244
Expedia (1)	5,500	127
priceline.com (1)	1,800	277
		648

Leisure Equipment & Products 0.1%		
Mattel	3,500	63
		63
Media 1.4%		
Discovery Communications (1)	5,500	129
Disney	4,000	104
McGraw-Hill	11,800	397
Omnicom	4,500	163
Shaw Communications	1,500	26
WPP, ADR	1,700	70
		889
Multiline Retail 0.3%		
Family Dollar Stores	6,000	182
		182
Specialty Retail 4.4%		
Advance Auto Parts	2,500	106
AutoZone (1)	500	74
Bed Bath & Beyond (1)	7,700	281
CarMax (1)	5,000	87
Dick's Sporting Goods (1)	3,000	67
Gap	7,000	137
Home Depot	4,200	115
Men's Wearhouse	3,000	78
O'Reilly Automotive (1)	6,800	260
PetSmart	4,100	86
Ross Stores	4,900	228
Sherwin-Williams	2,800	169
Staples	4,250	92
Tiffany	9,800	356
TJX	14,300	514
TSC (1)	2,000	94

Oil, Gas & Consumable Fuels 3.7%		
Arch Coal	3,300	57
Bill Barrett (1)	2,500	73
Cabot Oil & Gas	5,000	176
Concho Resources (1)	8,000	261
CONSOL Energy	2,000	75
ExxonMobil	5,000	346
Forest Oil (1)	14,500	228
Mariner Energy (1)	2,500	30
Murphy Oil	3,200	182
Newfield Exploration (1)	7,200	279
Peabody Energy	4,000	131
Petroleo Brasileiro, ADR	3,000	100
Southwestern Energy (1)	4,100	151
Ultra Petroleum (1)	6,400	297
XTO Energy	2,600	100
		2,486
Total Energy		4,270
FINANCIALS 6.9%		
Capital Markets 3.1%		
Bank of New York Mellon	3,501	104
BlackRock	500	100
Charles Schwab	8,300	150
Eaton Vance	7,200	206
Federated Investors, Class B	2,500	65
Franklin Resources	1,200	112
Janus Capital Group	8,700	111
Lazard	8,300	322
Northern Trust	7,400	432
optionsXpress Holdings	1,500	25
SEI Investments	2,600	48

State Street	4,500	236
TD Ameritrade Holding (1)	5,700	110
		2,021
Commercial Banks 0.4%		
City National	2,500	99
KeyCorp	16,500	110
SVB Financial Group (1)	1,700	67
		276
Consumer Finance 0.1%		
SLM Corporation (1)	8,500	76
		76
Diversified Financial Services 1.8%		
CME Group	762	222
Interactive Brokers, Class A (1)	1,000	19
IntercontinentalExchange (1)	4,300	403
JPMorgan Chase	4,000	174
Moody's	10,800	294
NYSE Euronext	2,500	71
		1,183
Insurance 1.2%		
Aon	4,800	200
Arch Capital Group (1)	3,100	201
Axis Capital Holdings	2,000	61
HCC Insurance Holdings	3,500	93
Principal Financial Group	3,800	108
RenaissanceRe Holdings	1,500	82
W. R. Berkley	3,000	77
		822
Real Estate Investment Trusts (REITs) 0.3%		
Federal Realty Investment Trust, REIT	2,000	125

Public Storage, REIT	1,200	84
		209
Total Financials		4,587
HEALTH CARE 14.5%		
Biotechnology 2.2%		
Alexion Pharmaceutical (1)	1,800	81
Amgen (1)	7,000	418
Biogen Idec (1)	1,300	65
BioMarin Pharmaceutical (1)	2,500	41
Celgene (1)	2,000	104
Cephalon (1)	1,300	74
Genzyme (1)	3,000	167
Gilead Sciences (1)	7,600	343
Martek Biosciences (1)	1,000	25
Myriad Genetics (1)	1,000	31
Vertex Pharmaceuticals (1)	3,000	112
		1,461
Health Care Equipment & Supplies 4.1%		
American Medical Systems (1)	3,500	53
Baxter International	6,200	353
Becton, Dickinson & Company	1,400	97
C.R. Bard	3,700	298
CareFusion (1)	1,700	33
Dentsply International	3,300	111
Edwards Lifesciences (1)	1,500	93
Gen-Probe (1)	1,000	39
Hologic (1)	4,000	66
IDEXX Laboratories (1)(2)	2,700	137
Intuitive Surgical (1)	1,650	368
Masimo (1)	3,000	75
Medtronic	5,600	215

ResMed (1)	1,300	60
St. Jude Medical (1)	8,100	312
Stryker	6,100	253
Varian Medical Systems (1)	3,300	142
Zimmer Holdings (1)	1,000	47
		2,752
Health Care Providers & Services 2.8%		
CIGNA	500	15
DaVita (1)	2,200	114
Express Scripts (1)	3,500	253
Henry Schein (1)	2,500	132
Humana (1)	1,500	54
Laboratory Corporation of America (1)	2,400	167
Lincare Holdings (1)	1,900	50
McKesson	4,900	279
Medco (1)	4,700	260
Patterson Dental (1)	2,100	57
Quest Diagnostics	4,500	243
UnitedHealth Group	3,500	98
WellPoint (1)	2,600	137
		1,859
Health Care Technology 0.4%		
Cerner (1)	4,200	259
		259
Life Sciences Tools & Services 1.7%		
Charles River Laboratories International (1)	1,700	59
Covance (1)	1,000	53
Illumina (1)	8,400	296
Life Technologies (1)	5,900	263
Mettler-Toledo International (1)	1,000	87
Millipore (1)	900	60
Qiagen NV (1)	3,500	72

Expeditors International of Washington	10,800	353
		724
Commercial Services & Supplies 1.5%		
American Reprographics (1)	3,000	27
Copart (1)	2,000	71
Republic Services	11,850	303
Ritchie Bros. Auctioneers (2)	10,000	251
Stericycle (1)	5,800	287
Waste Connections (1)	2,600	71
		1,010
Construction & Engineering 1.1%		
Fluor	8,000	423
Foster Wheeler (1)	4,000	116
Quanta Services (1)	8,000	177
		716
Electrical Equipment 0.9%		
AMETEK	3,450	109
Emerson Electric	3,500	129
General Cable (1)	3,000	106
II-VI (1)	2,500	67
Rockwell Automation	3,500	146
		557
Industrial Conglomerates 0.8%		
3M	1,800	130
McDermott International (1)	12,500	297
Roper Industries	2,000	95
		522
Machinery 2.4%		
Cummins Engine	4,000	181
Donaldson	3,100	116

INFORMATION TECHNOLOGY 28.4%

Communications Equipment 3.0%

Cisco Systems (1)	44,800	968
F5 Networks (1)	2,000	69
Juniper Networks (1)	14,500	335
Palm (1)	4,500	60
QUALCOMM	12,500	580
		2,012

Computers & Peripherals 4.7%

Apple (1)	6,600	1,110
Dell (1)	14,500	229
EMC (1)	15,000	238
IBM	9,600	1,133
Logitech International (1)	2,000	37
NetApp (1)	11,500	262
Seagate Technology	9,000	125
		3,134

Electronic Equipment, Instruments & Components 1.2%

Amphenol, Class A	3,000	105
Dolby Laboratories, Class A (1)	4,700	183
First Solar (1)(2)	1,300	158
FLIR Systems (1)	2,500	58
Itron (1)	1,300	71
National Instruments	2,950	76
Trimble Navigation (1)	6,500	165
		816

Internet Software & Services 2.2%

Baidu, ADR (1)	300	99
Digital River (1)	1,500	53
Google, Class A (1)	1,800	831
Monster Worldwide (1)	4,500	73

Sina (1)	2,000	60
VeriSign (1)	12,500	265
Vistaprint (1)(2)	2,000	83
		1,464
IT Services 4.6%		
Accenture, Class A	15,500	512
Automatic Data Processing	3,800	146
Cognizant Technology Solutions (1)	9,700	338
Computer Sciences (1)	1,200	59
Fidelity National Information	1,600	39
Fiserv (1)	1,200	58
Global Payments	1,000	42
Infosys Technologies, ADR	2,500	108
Iron Mountain (1)	7,250	212
Neustar, Class A (1)	2,500	58
Paychex	14,150	400
Perot Systems, Class A (1)	5,000	83
Visa, A Shares	7,700	548
Western Union	25,600	462
		3,065
Office Electronics 0.0%		
Zebra Technologies (1)	1,000	25
		25
Semiconductor & Semiconductor Equipment 5.6%		
Altera	21,500	413
Analog Devices	10,900	308
Broadcom, Class A (1)	11,500	327
Intel	29,600	601
Linear Technology	11,100	295
Marvell Technology Group (1)	26,200	399
Maxim Integrated Products	3,500	66
MEMC Electronic Materials (1)	2,000	32

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 2000. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes no events have occurred between August 31, 2009 and October 16, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On March 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The fund’s investments are summarized by level, based on the inputs used to determine their values. On August 31, 2009, all of the fund’s investments were classified as Level 1.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On August 31, 2009, the value of loaned securities was $1,204,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $6,790,000 and $7,465,000, respectively, for the six months ended August 31, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $1,239,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2009, the fund had $3,498,000 of unused capital loss carryforwards, of which $2,339,000 expire in fiscal 2011, $1,107,000 expire in fiscal 2012, and $52,000 expire in fiscal 2017.

At August 31, 2009, the cost of investments for federal income tax purposes was $67,599,000. Net unrealized gain aggregated $59,000 at period-end, of which $5,619,000 related to appreciated investments and $5,560,000 related to depreciated investments.

NOTE 5 - ACQUISITION

On August 31, 2009, the fund acquired substantially all of the assets of the T. Rowe Price Tax-Efficient Growth Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated June 23, 2009, and approved by shareholders of the acquired fund on August 21, 2009. The acquisition was accomplished by a tax-free exchange of 3,556,681 shares of the fund (with a value of $35,780,000) for all 4,504,112 shares of the acquired fund outstanding on August 28, 2009 with the same value. The net assets of the acquired fund at that date included $3,500,000 of unrealized depreciation and $7,526,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. A portion of the net realized losses may be subject to limitations. Assets of the acquired fund, including securities with a value of $35,716,000, cash of $13,000, and receivables and other assets of $52,000, were combined with those of the fund, resulting in aggregate net assets of $66,451,000 immediately after the acquisition.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2009, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through June 30, 2010. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than June 30, 2012. Pursuant to this agreement, management fees in the amount of $46,000 were waived and expenses in the amount of $1,000 were reimbursed by the manager during the six months ended August 31, 2009. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $150,000 remain subject to repayment at August 31, 2009.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended August 31, 2009, expenses incurred pursuant to these service agreements were $36,000 for Price Associates and $13,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

NOTE 7 - SUBSEQUENT EVENT

Effective September 16, 2009, the fund was renamed the T. Rowe Price Tax-Efficient Equity Fund.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including any fee waivers or expenses paid by the Manager) was generally below the median for comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder. On September 16, 2009, the T. Rowe Price Tax-Efficient Multi-Cap Growth Fund was renamed the T. Rowe Price Tax-Efficient Equity Fund. There were no material changes to the Contract as a result of the name change or to the factors that were considered by the Board in approving continuation of the Contract.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 16, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 16, 2009